Exhibit 3.257
AGREEMENT OF LIMITED PARTNERSHIP
OF
COLUMBIA PALMS WEST HOSPITAL
LIMITED PARTNERSHIP
          The undersigned parties, being all of the partners (the “Partners”) of COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP (the “Limited Partnership”), a Delaware limited partnership, hereby form the Limited Partnership pursuant to the provisions of the Delaware Revised Uniform Limited Partnership Act (the “Act”), and hereby agree that the ownership interests in the Limited Partnership and the capital contributions of the Partners are as follows:

	Percentage	Initial
Name and Address	Ownership	Contributions
SOLE GENERAL PARTNER:

Columbia Palm Beach GP, LLC One Park Plaza	1%	$10.00
Nashville, Tennessee 37203

SOLE LIMITED PARTNER:

Palm Beach Healthcare System, Inc. One Park Plaza	99%	$990.00
Nashville, Tennessee 37203
     Neither Partner shall be required to make any additional contributions of capital to the Limited Partnership, although the Partners may from time to time agree to make additional contributions to the Limited Partnership.
     The Limited Partnership may engage in any lawful business permitted by the Act, including without limitation, acquiring, constructing, developing, owning, operating, selling leasing, financing and otherwise dealing with real property and healthcare businesses.
     The address of the registered and principal office of the Limited Partnership in the State of Delaware is 1013 Centre Road, Wilmington, Delaware 19805 and the name and address of the registered agent for service of process on the Limited Partnership in the State of Delaware is Corporation Service Company, 1013 Centre Road, Wilmington, Delaware 19805.
     The Limited Partnership shall be terminated and dissolved upon the earlier of (i) the mutual agreement of the Partners of (ii) December 31, 2050.
     Prior to the dissolution of the Partnership, no Partner shall have the right to receive any distributions of or return of its capital contribution.

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     All distributions and all allocations of income, gains, losses and credits shall be made in accordance with the percentage Ownership of each Partner.
     The General Partner shall have the exclusive right and full power and authority to manage, control, conduct and operate the business of the Partnership, and may take any and all action without the consent of the Limited Partner. The General Partner shall maintain all books and records required by the Act to be maintained at the address specified above or at any other office designated by the General Partner. The General Partner shall make available at the address specified above in the State of Delaware such books and records of the Limited Partnership as are required pursuant to the Act. The General Partner shall have the right to designate a different registered agent and/or registered office for the Limited Partnership by complying with any requirements pursuant to the Act.
     The Limited Partnership shall indemnify and hold harmless the General Partner, and its partners, managers, employees, agents and representatives and the officers, directors, employees, agents and representatives of its partners to the fullest extent permitted by the Act.
     Neither the General Partner nor the Limited Partner shall be permitted to withdraw from the Limited Partnership or transfer, assign, or pledge its interest in the Limited Partnership without the prior written consent of the other Partner, which consent may be withheld in such Partner’s sole discretion.
     The Limited Partnership is hereby authorized to engage in any merger or consolidating transaction with any limited partnership or other business entity as provided in Section 17-211 of the Act. Any such merger or consolidation transaction may be approved solely by the General Partner and does not require the consent of the Limited Partners. If the Limited Partnership is the surviving or resulting limited partnership in any merger or consolidation, this agreement may be amended and/or restated in connection with the agreement of merger or consolidation pursuant to Section 17-211(g) of the Act.
     This Agreement of Limited Partnership may be amended solely by the General Partner without the approval of the Limited Partner. Any such amendment approved by the General Partner may amend and restate the Agreement of Limited Partnership in its entirety and may add and/or substitute partners and reallocate the Percentage Ownership in the sole and absolute discretion of the General Partner.
     The Partners hereby agree that all other terms of the Limited Partnership be controlled and interpreted in accordance with the Act.

2

     EXECUTED effective as of May 14, 1997.

SOLE GENERAL PARTNER

COLUMBIA PALM BEACH GP, LLC

BY:	PALM BEACH HEALTHCARE SYSTEM,
INC., as sole member

	By:	/s/ John M. Franck II

John M. Franck II
Secretary

SOLE LIMITED PARTNER:

PALM BEACH HEALTHCARE SYSTEM, INC.

By:	/s/ John M. Franck II

John M. Franck II
Secretary

3

This instrument prepared
by and return to:
Scott G. Williams, Esquire
Shutts & Bowen LLP
250 Australian Avenue South, Suite 500
P.O. Box 3555
West Palm Beach, Florida 33402-3555
AFFIDAVIT
STATE OF FLORIDA
COUNTY OF PALM BEACH
     Personally appeared before me, the undersigned authority, SCOTT G. WILLIAMS (the “Affiant”), who being by me first duly sworn upon oath, deposes and says:
     1. Affiant is an attorney representing Columbia Palms West Hospital Limited Partnership, a Delaware limited partnership.
     2. The property described in Exhibit “A” to this Affidavit (the “Property”) was conveyed by HCA Health Services of Florida, Inc. to Palms West Hospital, Inc. by Quit-Claim Deed dated September 17, 1987, and recorded October 14, 1987, in Official Records Book 5449, Page 1570, of the Public Records of Palm Beach County, Florida.
     3. Palms West Hospital, Inc., a Florida corporation was merged into Palms Wests Acquisition, Inc., a Delaware corporation, as evidenced by the Certificate of Merger from the State of Delaware Office of the Secretary of State dated July 7, 1997, which is attached to this Affidavit as Exhibit “B”.
     4. Palms Wests Acquisition, Inc. was merged into Columbia Palms West Hospital Limited Partnership, a Delaware limited partnership, as evidenced by the Certificate of Merger from the State of Delaware Secretary of State dated July 7, 1997, which is attached to this Affidavit as Exhibit “C”.
     5. This Affidavit is given and recorded for the purpose of publicizing the title ownership of the Property.
     FURTHER AFFIANT SAITH NAUGHT.

/s/ SCOTT G. WILLIAMS
SCOTT G. WILLIAMS

ORB 10455 Pg 1342
Sworn to, subscribed, and acknowledged before me this 9th day of June, 1998, by Scott G. Williams, who is personally known to me or who has produced                                          as identification.
OFFICIAL NOTARIAL SEAL:

/s/ Jeanne M. Battles
JEANNE M. BATTLES

(Type, print, or stamp name)
Notary Public

Commission No.

WPB95 65614.1 — JMB	My Commission Expires:

2

ORB 10455 Pg 1343
EXHIBIT “A”
Lots 2 and 3, Block K, less that portion of State Road No. (80 U.S. 441) (700 U.S. 98) lying within said Lots 2 and 3 as per Right-of-way Map Section 93120 2521 Sheet 10 of 15 State of Florida Department of Transportation, November, 1983 of replat of Loxahatchee District Subdivision, LOXAHATCHEE GROVES, as recorded in Plat Book 12, page 29 of the Public Records of Palm Beach County, Florida, now being described as all of Palms West Medical Center, according to Plat recorded in Plat Book 54, Page 155 and all of the units in Palms West Medical Condominiums according to Declaration thereof recorded in official records Volume 5166, Page 1667 Public Records of Palms Beach County, Florida.
RECORD VERIFIED
PALM BEACH COUNTY, FLA
JOHN B. DUNKLE
CLERK CIRCUIT COURT

ORB 10455 Pg 1344

State of Delware
Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:
     “PALMS WEST HOSPITAL, INC.”, A FLORIDA CORPORATION,
     WITH AND INTO “PALMS WESTS ACQUISITION, INC.” UNDER THE NAME OF “PALMS WESTS ACQUISITION, INC.”, A CORPORATION ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY–SEVENTH DAY OF JUNE, A.D. 1997, AT 4:30 O’CLOCK P.M.
     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

/s/ Edward J. Freel Edward J. Freel, Secretary of State

2755919 8100M	AUTHENTICATION: 8544795
971222158	DATE: 07-07-97
     EXHIBIT “B”

ORB 10455 Pg 1345
STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:30 PM 06/27/1997
971222158 — 2755919
CERTIFICATE OF MERGER
MERGING
PALMS WEST HOSPITAL, INC.
INTO
PALMS WESTS ACQUISITION, INC.
     Pursuant to Section 252 of the Delaware General Corporation Law and Section 607.1107 of the Florida Business Corporation Act, the undersigned, Palms West Hospital, Inc., a Florida corporation (the “Merging Corporation”), and Palms Wests Acquisition, Inc., Delaware corporation (the “Surviving Corporation”), adopt the following resolutions:
     FIRST: The Surviving Corporation, which will continue its existence under its present name, and the Certificate of Incorporation of the surviving corporation, as now in force and effect, shall continue to be the Certificate of Incorporation of said surviving corporation and said Certificate of Incorporation shall continue in full force and effect until amended and changed in the manner prescribed by the provisions of the General Corporation Law of the State of Delaware.
     SECOND: For each of the Merging Corporation and the Surviving Corporation, the Plan was duly authorized and approved by written consent of the sole shareholder and the board of directors on June 26, 1997. Each of the Merging Corporation and the Surviving Corporation has approved, adopted, certified, executed and acknowledged the Plan.
     THIRD: The authorized capital stock of Palms West Hospital, Inc., the Merging Corporation consists of 1,000 shares of a par value $1.00 each.
     FOURTH: The Plan is on file at the following place of business of the Surviving Corporation: One Park Plaza, Nashville, Tennessee 37203. A copy of the Plan will be furnished by the Surviving Corporation, on request and without cost, to a any stockholder of the Merging Corporation or any partners of the Surviving Corporation.
     EXECUTED to be effective as of 12:01 a.m. on the 29th of June, 1997.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

ORB 10455 Pg 1346

MERGING CORPORATION PALMS WEST HOSPITAL, INC. a Florida corporation
By:	/s/ John M. Franck II
John M. Franck II, Secretary

SURVIVING CORPORATION: PALMS WESTS ACQUISITION, INC., a Delaware corporation
By:	/s/ John M. Franck II
John M. Franck II, Secretary

ORB 10455 Pg 1347

State of Delware
Office of the Secretary of State

     I, EDWARD J. FREEL, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF MERGER, WHICH MERGES:
     “PALMS WESTS ACQUISITION, INC.”, A DELAWARE CORPORATION,
     WITH AND INTO “COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP” UNDER THE NAME OF “COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP”, A LIMITED PARTNERSHIP ORGANIZED AND EXISTING UNDER THE LAWS OF THE STATE OF DELAWARE, AS RECEIVED AND FILED IN THIS OFFICE THE TWENTY-SEVENTH DAY OF JUNE, A.D. 1997, AT 4:35 O’CLOCK P.M.
     A CERTIFIED COPY OF THIS CERTIFICATE HAS BEEN FORWARDED TO THE NEW CASTLE COUNTY RECORDER OF DEEDS FOR RECORDING.

/s/ Edward J. Freel Edward J. Freel, Secretary of State

2751520 8100M	AUTHENTICATION: 8544994
971222167	DATE: 07-07-97
     EXHIBIT “C”

ORB 10455 Pg 1348
STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 04:35 PM 06/27/1997
971222167 — 2751520
CERTIFICATE OF MERGER
MERGING
PALMS WESTS ACQUISITION, INC.
INTO
COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP
     Pursuant to Section 263 of the Delaware General Corporation Law and Section 17-211 of the Delaware Revised Uniform Limited Partnership Act, the undersigned, Palms Wests Acquisition, Inc., a Delaware corporation (the “Merging Corporation”), and Columbia Palms West Hospital Limited Partnership, a Delaware limited partnership (the “Surviving Limited Partnership”), adopt the following Certificate of Merger:
     FIRST: The Merging Corporation is to be merged into the Surviving Limited Partnership.
     SECOND: For each of the Merging Corporation and the Surviving Limited Partnership, the Plan was duly authorized by all action required by the laws under which it was incorporated or organized, as the case may be, and by the constituent documents of the Merging Corporation and the Surviving Limited Partnership on June 26, 1997. Each of the Merging Corporation and the Surviving Limited Partnership has approved, adopted, certified, executed and acknowledged the Plan.
     THIRD: The Plan is on file at the following place of business of the Surviving Limited Partnership: One Park Plaza, Nashville, Tennessee 37203. A copy of the Plan will be furnished by the Surviving Limited Partnership, on request and without cost, to a any stockholder of the Merging Corporation or any partners of the Surviving Limited Partnership.
     EXECUTED to be effective as of 12:02 a.m. on the 29th of June, 1997.
[THE REMAINDER OF THIS PAGE INTENTIONALLY LEFT BLANK]

ORB 10455 Pg 1349
DOROTHY H. WILKEN, CLEARK PB COUNTT, FL

MERGING CORPORATION

PALMS WESTS ACQUISITION, INC.
a Delaware corporation

By:	/s/ John M. Franck II

John M. Franck II, Secretary

SURVIVING LIMITED PARTNERSHIP:

COLUMBIA PALMS WEST HOSPITAL LIMITED
PARTNERSHIP, a Delaware limited partnership

By:	Palm Beach Healthcare System, Inc., the managing
member of Columbia Palm Beach GP, LLC,
the General Partner

	By:	/s/ John M. Franck II

John M. Franck II, Authorized Person

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP”, FILED IN THIS OFFICE ON THE EIGHTH DAY OF APRIL, A.D. 2002, AT 3:30 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2751520 8100	AUTHENTICATION: 1710088
020223977	DATE: 04-09-02

CERTIFICATE OF AMENDMENT
TO THE
CERTIFICATE OF LIMITED PARTNERSHIP
OF
Columbia Palms West Hospital Limited Partnership
     The undersigned, desiring to amend the Certificate of Limited Partnership of Columbia Palms West Hospital Limited Partnership pursuant to the provisions of section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
     FIRST: The name of the Limited Partnership is Columbia Palms West Hospital Limited Partnership
     SECOND: Article 2 of the Certificate of Limited Partnership shall be amended as follows:
     The name and address of the registered agent is The Corporation Trust Company, Corporation Trust Center, 1209 Orange Street, Wilmington, Delaware 19801.
     IN WITNESS WHEREOF, the undersigned has executed this Amendment to the Certificate of Limited Partnership of Columbia Palms West Hospital Limited Partnership on this 8th day of April, 2002.

Columbia Palm Beach GP, LLC — General Partner
By:	/s/ Mary R. Adams
Mary R. Adams, Assistant Secretary

STATE OF DELAWARE
SECRETARY OF STATE
DIVISION OF CORPORATIONS
FILED 03:30 PM 04/08/2002
020223977 — 2751520
TOTAL P. O2

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THE ATTACHED IS A TRUE AND CORRECT COPY OF THE CERTIFICATE OF AMENDMENT OF “COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP”, CHANGING ITS NAME FROM “COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP” TO “PALMS WEST HOSPITAL LIMITED PARTNERSHIP”, FILED IN THIS OFFICE ON THE TWENTY-SEVENTH DAY OF MARCH, A.D. 2006, AT 12:56 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2751520 8100	AUTHENTICATION: 4622216
060287174	DATE: 03-27-06

AMENDMENT TO THE
CERTIFICATE OF LIMITED PARTNERSHIP OF
COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP
     The undersigned, desiring to amend the certificate of Limited Partnership of Columbia Palms West Hospital Limited Partnership pursuant to the provisions of Section 17-202 of the Revised Uniform Limited Partnership Act of the State of Delaware, does hereby certify as follows:
     FIRST: The name of the Limited Partnership is Columbia Palms West Hospital Limited Partnership
     SECOND: Article 1 of the certificate of Limited Partnership shall be amended to read in its entirety as follows:
     “1. The name of the Limited Partnership is Palms West Hospital Limited Partnership”
     IN WITNESS WHEREOF, the undersigned executed this Amendment to the certificate of Limited Partnership on this 27th day of March, 2006.

Columbia Palms West Hospital Limited Partnership
By: Columbia Palm Beach GP, LLC, its general partner

By:	/s/ Dora A. Blackwood
Dora A. Blackwood
Authorized Representative
State of Delaware
Secretary of State
Division of Corporations
Delivered 01:26 PM 03/27/2006
FILED 12:56 PM 03/27/2006
SRV 060287174 — 2751520 FILE

FLORIDA DEPARTMENT OF STATE
Division of Corporations
March 30, 2006
PALMS WEST HOSPITAL LIMITED PARTNERSHIP
P.O. BOX 750
LEGAL DEPT.
NASHVILLE, TN 37202US
Re: Document Number B97000000238
The Amendment to the Application of Limited Partnership for COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP which changed its name to PALMS WEST HOSPITAL LIMITED PARTNERSHIP, a Delaware limited partnership or limitedliability limited partnership, was filed on March 29, 2006.
This document was electronically received and filed under FAX audit number H06000083825.
Should you have any questions concerning this matter, please telephone (850) 245-6051, the Registration Section.

Michelle Hodges
Document Specialist
Division of Corporations	Letter Number: 606A00021611
P.O BOX 6327 — Tallahassee, Florida 32314

AMENDMENT TO CERTIFICATE OF AUTHORITY
FOR
FOREIGN LIMITED PARTNERSHIP OR
LIMITED LIABILITY LIMITED PARTNERSHIP
1. The name of the limited partnership or limited liability limited partnership as it appears on the records of the Florida Department of State is: Columbia Palms West Hospital Limited Partnership.
2. The jurisdiction of its formation is: Delaware.
3. The date the entity was authorized to transact business in Florida is: May 20, 1997.
4. If the amendment changes the name of the limited partnership or limited liability limited partnership, enter the new name:
Palms West Hospital Limited Partnership.
Acceptable Limited Partnership suffixes: Limited Partnership, Limited, L.P., LP, or Ltd. Acceptable Limited Liability Limited Partnership suffixes: Limited Liability Limited Partnership, L.L.L.P. or LLLP.
5. If the amendment changes the general partner(s), list the name and business address of each general partner:

Name:	Business Address:

6. If the amendment changes the jurisdiction of organization, indicate new jurisdiction:

.
7. If the amendment corrects any false statement listed in the application, indicate the statement being corrected and the correction:

8. If the amendment is to add or delete an election to be a limited liability limited partnership statement, check the appropriate box:
☐	The entity elects to be a limited liability limited partnership.

☐	The entity is no longer a limited liability limited partnership.
9.	Attached is an original certificate, no more than 90 days olds, evidencing the aforementioned amendment(s), duly authenticated by the official having custody of records in the jurisdiction under the law of which this entity is organized.

10.	Effective date, if other than the date of filing: __________.

Signature of a general partner:
Columbia Palms West Hospital Limited Partnership
By:	Columbia Palm Beach GP, LLC, its general Partner
By:	/s/ Dora A. Blackwood

Typed or printed name:
Dora A. Blackwood, Authorized Representative

Filing Fee:	$52.50
Certified Copy (optional):	$52.50
Certificate of Status (optional):	$8.75

Delaware

The First State
     I, HARRIET SMITH WINDSOR, SECRETARY OF STATE OF THE STATE OF DELAWARE, DO HEREBY CERTIFY THAT THE SAID “COLUMBIA PALMS WEST HOSPITAL LIMITED PARTNERSHIP”, FILED A CERTIFICATE OF AMENDMENT, CHANGING ITS NAME TO “PALMS WEST HOSPITAL LIMITED PARTNERSHIP”, THE TWENTY-SEVENTH DAY OF MARCH, A.D. 2006, AT 12:56 O’CLOCK P.M.

/s/ Harriet Smith Windsor
Harriet Smith Windsor, Secretary of State

2751520 8320	AUTHENTICATION: 4628898

060297211	DATE: 03-29-06